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                                                                   Exhibit 10.21



                                VARIAGENICS, INC.
                               60 HAMPSHIRE STREET
                               CAMBRIDGE, MA 02139

                                                                   June 21, 2000

Waters Investments Limited
109 Lukens Drive
New Castle, DE 19720

                         Re: COMMON STOCK PURCHASE AGREEMENT

Ladies and Gentlemen:

         WHEREAS, Variagenics, Inc., a Delaware corporation (the "Company") and Waters Technologies Corporation, a Delaware corporation ("Waters") have entered into a Strategic Alliance Agreement dated as of the date hereof (the "Alliance Agreement");

         WHEREAS, in connection with the Alliance Agreement, the Company and Waters Investments Limited (the "Purchaser"), an affiliate of Waters, desire to enter into this Common Stock Purchase Agreement (the "Purchase Agreement") and a Standstill Agreement of even date herewith (the "Standstill Agreement") and that the Purchaser shall sign a Lock-Up Letter in the form attached hereto as EXHIBIT A; and

         WHEREAS, (i) on March 29, 2000, the Company filed with the United States Securities and Exchange Commission ("SEC") a Registration Statement on Form S-1 (No. 333-33558) ("Registration Statement") with respect to an initial public offering of shares of its Common Stock (the "Company IPO"), (ii) the Purchaser acknowledges that it has received a copy of the Registration Statement and that it has access to the Registration Statement, with exhibits, over the Internet, and that it has had access to such officers of, and information from, the Company as it deems prudent and (iii) the Company has advised Purchaser that the Company IPO is contemplated to be underwritten by Credit Suisse First Boston Corporation as managing underwriter and Chase Securities Inc. and SG Cowen Securities Corporation as co-underwriters (collectively, the "Underwriters").

         NOW, THEREFORE, in consideration for the premises and mutual covenants contained in this Purchase Agreement, the Alliance Agreement and the Standstill Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


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         SECTION 1. PURCHASE OF SHARES.

         1.1 Subject to the provisions of Section 4.3 hereof, in the event that the IPO Closing (as defined below) shall take place on or before August 31, 2000, contemporaneously with such IPO Closing, Purchaser shall purchase and the Company shall issue and sell to Purchaser at the Per-Share Purchase Price (as defined below) such number of shares of the Common Stock of the Company, par value $.01 per share (the "Purchased Common Shares") as shall equal, to the nearest whole number, the quotient of $7,500,000 divided by the per share offering Price to Public set forth on the cover page of the final Prospectus, as defined below (the "Per-Share Purchase Price") at a closing to take place at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. Upon the date of such closing, the Company shall deliver to Purchaser one or more stock certificates, pursuant to the Purchaser's reasonable request, representing the Purchased Common Shares. Each such certificate shall be registered in the name of the Purchaser. The Company's obligation to issue and deliver the Purchased Common Shares shall be subject to the following conditions, any of which may be waived by the Company: (a) receipt by the Company of a certified or official bank check or checks or wire transfer of funds in the full amount of the purchase price for the Purchased Common Shares; and (b) the accuracy of the representations and warranties made by the Purchaser herein as though such representations and warranties had been made on and as of Closing. The term "Prospectus" as used herein shall mean the prospectus, as amended, on file with the SEC at the time the Registration Statement becomes effective, including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A, if applicable, except that if the prospectus filed by the Company pursuant to Rule 424(b) differs from the prospectus on file at the time the Registration Statement becomes effective, the term "Prospectus" shall refer to the Rule 424(b) Prospectus from and after the time it was filed with the SEC or transmitted to the SEC for filing. The "IPO Closing" as used herein shall mean the first date upon which the Company receives from the Underwriters the proceeds of the Company IPO, less underwriting discount and commissions.

         1.2 Subject to the provisions of Section 4.3 hereof, in the event that that Closing of the Company IPO does not take place on or before August 31, 2000, then the Company will issue and sell to Purchaser and Purchaser will buy from the Company, ______________ shares [to be calculated based upon a $200 million pre-money company valuation] (the "Alternate Common Shares") of the Company's Common Stock for an aggregate purchase price of $7,500,000.00 at a closing to take place at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. at 10:00 a.m. on [September 11, 2000], or at such time and date thereafter as the Purchaser and the Company shall mutually agree. Upon the date of such closing, the Company shall deliver to Purchaser one or more stock certificates, pursuant to the Purchaser's reasonable request, representing the Alternate Common Shares. Each such certificate shall be registered in the name of the Purchaser. The Company's obligation to issue and deliver the Purchased Common Shares shall be subject to the following conditions, any of which may be waived by the Company: (a) receipt by the Company of a certified or official bank check or checks or wire transfer of funds in the full amount of the purchase price for the Purchased Common Shares; and (b) the accuracy of the representations and warranties made by the Purchaser herein as though such representations and warranties had been made on and as of such closing.


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         1.3 The Purchased Common Shares and the Alternate Common Shares may
hereinafter be referred to as the "Shares."

         SECTION 2. COMPANY REPRESENTATIONS AND WARRANTIES.

         The Company hereby represents and warrants to Purchaser as follows:

         2.1 The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has full power and authority to own and operate its properties and assets, and to carry on its business as presently conducted. The Company is duly qualified, is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions, in the aggregate, in which failure to do so would not have a material adverse effect on the Company or its business.

         2.2 All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Purchase Agreement, for the sale and issuance of the Shares pursuant hereto and for the performance of the Company's obligations hereunder has been taken or will be taken prior to any closing contemplated hereunder. This Agreement, when executed and delivered, will be a valid and binding obligation of the Company enforceable in accordance with its terms. The sale of the Shares is not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

         2.3 The execution, delivery and performance of and compliance with this Purchase Agreement and the issuance and sale of the Shares pursuant hereto will not (i) materially conflict with, or result in a material breach or violation of, or constitute a material default under, or result in the creation or imposition of any material lien under, any statute, law, rule or regulation, judgment, order or decree applicable to the Company, (ii) violate, conflict with or result in the breach of any material terms of, or result in the material modification of, or create a material lien under, any material contract or otherwise give any other contracting party the right to terminate a material contract, or constitute (or with notice or lapse of time both constitute) a material default under any material contract to which the Company is a party or by or to which it or any of its assets or properties may be bound or subject or
(iii) result in any violation, or be in conflict with or constitute a default under any term, of its Certificate of Incorporation or bylaws.

         2.4 The Shares which will be purchased by Purchaser hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly authorized and issued, fully paid and nonassessable, and will be free of any liens or encumbrances.

         2.5 There is no action, suit, proceeding nor, to the Company's knowledge, any investigation pending or currently threatened against the Company, that questions the validity of this Purchase Agreement or the right of the Company to enter into this Purchase Agreement.


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         2.6 No consent, approval or authorization of, or designation, declaration or filing with, any governmental authority on the part of the Company is required in connection with the valid execution, delivery, and performance of this Agreement or the offer, sale or issuance of the Shares, or the consummation of any other transaction contemplated by this Purchase Agreement except certain filings as may be required under the Securities Act and state securities laws and regulations, which filings will be made timely in accordance with the applicable law or regulation.

         2.7 The Company has delivered to Purchaser a true and complete copy of the Registration Statement. Such Registration Statement complies as to form in all material respects with the rules and regulations of the SEC applicable to the Registration Statement. Such Registration Statement does not, and any amendments thereto will not, contain at the time of filing any untrue statement of a material fact or omit to state a material fact required to be stated therein.

         SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

         Purchaser hereby represents to the Company as follows:

         3.1 Purchaser is an "accredited investor" as such term is defined in Rule 501 of Regulation D under the Securities Act and is a sophisticated investor and has such knowledge and experience in financial, tax, business matters, securities and investments including, without limitation, experience in investments such as the purchase of the Shares, as to enable Purchaser to utilize the information made available to it in connection with the sale of the Shares, to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision with respect thereto;

         3.2 Prior to the execution of this Purchase Agreement, the Purchaser has received a copy of the Registration Statement and has had the opportunity to ask questions of and receive answers from representatives of the Company concerning the finances, operations, business and prospects of the Company.

         3.3 Purchaser understands that the Shares are not being registered under the Securities Act of 1933, as amended (the "Securities Act"), and are not being registered under any state "blue sky" securities laws, and the Shares may not be transferred except in compliance with such laws;

         3.4 Purchaser is acquiring the Shares solely for its own account for investment and not with a view to, or for resale in connection with, any distribution thereof and has no present intention of transferring, distributing or selling the Shares to any other person or entity;

         3.5 Purchaser understands that it must bear the economic risk of the investment indefinitely because none of the Shares have been registered under applicable securities laws and therefore, none of the Shares may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an


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exemption from registration is available and, accordingly, that a legend shall be placed on the certificate(s) representing the Shares in substantially the following form;

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN TAKEN FOR INVESTMENT AND THEY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED BY ANY PERSON, INCLUDING A PLEDGEE, UNLESS (1) EITHER (A) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SHARES SHALL BE EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS THEN AVAILABLE, AND (2) THERE SHALL HAVE BEEN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES LAWS."

         3.6 The representations of Purchaser contained herein are accurate and may be relied upon by the Company in determining the availability of an exemption from registration under the Securities Act and state securities laws in connection with the offering and sale of the Shares;

         3.7 Purchaser has full right, power, authority and capacity to enter into this Purchase Agreement and to consummate the transactions contemplated hereby and has taken all necessary corporate action to authorize the execution, delivery and performance of this Purchase Agreement, and this Purchase Agreement will constitute the valid and binding obligations of Purchaser enforceable against Purchaser.

         SECTION 4. CLOSING CONDITIONS

         The Purchaser's obligation to purchase the Shares is conditioned on the following:

         4.1 The representations made by the Company set forth above shall be true and correct as of the Closing and Purchaser shall have received a Certificate of the Chief Executive Officer and Corporate Secretary of the Company to that effect.

         4.2 The Company shall have delivered to the Purchaser a stock certificate or certificates representing the Shares registered in the name of the Purchaser or a 100% Affiliate designated by Purchaser.

         4.3 Notwithstanding anything else in this Purchase Agreement, if the sale and issuance of the Shares is subject to the premerger notification requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), it shall be a condition to the sale of the Shares that any waiting period under the HSR Act applicable to the purchase of the Shares shall have expired or been terminated and any approvals required thereunder shall have been obtained, and the parties shall cooperate in promptly filing premerger reports and in taking all steps reasonably necessary to obtain early termination of any applicable HSR Act waiting periods. If any such waiting period shall not have expired or been subject to early termination on or before the date ninety (90) days from the date of this Agreement, either party may terminate this Agreement by giving written notice to the other.



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         4.4 In accordance with and pursuant to the terms of the Alliance
Agreement, the Warrant (as defined therein) shall have been delivered to the Purchaser.

         4.5 The Company shall have executed a Registration Rights Agreement in the form attached hereto as Exhibit B and the holders of a majority of the Registrable Shares (as defined in the Company's Third Amended and Restated Registration Rights Agreement) shall have consented to the execution thereof by the Company.

         4.6 In the event of a closing pursuant to Section 1.1 hereof, the Registration Statement shall have been declared and shall be effective under the Securities Act of 1933, as amended, by the SEC and no stop order, injunction or suspension shall have been imposed or threatened with respect to such Registration Statement.

         4.7 In the event of a closing pursuant to Section 1.2 hereof, from the date of the execution of this Agreement to the closing, (i) there shall have been no material adverse change in the business or financial condition of the Company and the Company shall not have taken any steps to seek protection pursuant to any bankruptcy law and (ii) no stop order, injunction or suspension shall have been imposed or threatened with respect to the Registration Statement.

         SECTION 5. LOCK-UP AGREEMENT. If, in connection with a registration statement filed by the Company pursuant to the Securities Act with respect to an underwritten public offering, the Company or its underwriter so requests, Purchaser agrees not to sell or otherwise transfer or dispose of any of the Shares for a period not to exceed one hundred and eighty (180) days following the effectiveness of such registration, and to enter into an agreement to such effect; PROVIDED that all of (i) the Company's directors and officers, (ii) the holders of at least 2% of the outstanding Common Stock (or securities convertible into at least 2% of the Common Stock), and (iii) the other holders of securities of the Company participating in the underwriting enter into similar agreements. The Company may impose stop-transfer instructions with respect to the Shares subject to the foregoing restriction until the end of said period.

         SECTION 6. OTHER AGREEMENTS.

         6.1 FURTHER ASSURANCES. The Purchaser and the Company each agrees to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

         6.2 CONFIDENTIALITY. The parties hereto acknowledge and agree that they are bound by the terms of the confidentiality provisions contained in Section 10 of the Alliance Agreement. Notwithstanding the foregoing, Purchaser may disclose confidential information to any prospective purchaser of the Shares as long as such prospective purchaser agrees in writing to be bound by the provisions of such Section 10 of the Alliance Agreement.

         6.3 NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth above or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand, (ii) made by telecopy or facsimile transmission, (iii) sent by overnight


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courier, or (iv) sent by registered mail, return receipt requested, postage prepaid. All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (ii) if made by telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise,
(iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iv) if sent by registered mail, on the 5th business day following the day such mailing is made.

         6.4 ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between you and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

         6.5 MODIFICATIONS AND AMENDMENTS. The terms and provisions of this Agreement may be modified or amended only by written agreement executed by all parties hereto.

         6.6 WAIVERS AND CONSENTS. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

         6.7 ASSIGNMENT. The rights an obligations under this Agreement may not be assigned by either party hereto (whether by operation of law or otherwise) without the prior written consent of the other party; provided, however, that after the date of the closing, the Company may assign its rights and obligations hereunder to any person or entity who succeeds to all or substantially all of the Company's business; provided, further, that either party hereto may assign its rights and obligations under this Agreement to any 100% Affiliate. For the purposes of this Section 6.7, "100% Affiliate" shall mean any company, corporation, business or entity controlled by, controlling, or under common control with either party to this Purchase Agreement. For this purpose, "control" means direct or indirect beneficial ownership of one hundred percent (100%) interest in the voting stock (or the equivalent) of such corporation or other business.

         6.8 BENEFIT. All statements, representations, warranties, covenants and agreements in this Agreement shall be binding on the parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each party hereto. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.


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         6.9 GOVERNING LAW. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the Commonwealth of Massachusetts, without giving effect to the conflict of law principles thereof.

         6.10 SEVERABILITY. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unreasonable or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

         6.11 HEADINGS AND CAPTIONS. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify, or affect the meaning or construction of any of the terms or provisions hereof.

         6.12 NO WAIVER OF RIGHTS, POWERS AND REMEDIES. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of the party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

         6.13 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made by the parties hereto in this Purchase Agreement or in any other agreement, certificate or instrument provided for or contemplated hereby, shall survive the execution and delivery hereof and any investigations made by or on behalf of the parties.

         6.14 NO BROKER OR FINDER. Each of the parties hereto represents and warrants to the other that no broker, finder or other financial consultant has acted on its behalf in connection with this Purchase Agreement or the transactions contemplated hereby in such a way as to create any liability on the other. Each of the parties hereto agrees to indemnify and save the other harmless from any claim or demand for commission or other compensation by any broker, finder, financial consultant or similar agent claiming to have been employed by or on behalf of such party and to bear the cost of legal expenses incurred in defending against any such claim.

         6.15 COUNTERPARTS. This Agreement may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


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         If the foregoing accurately sets forth your understanding and agreement, please sign the enclosed copy of this agreement and return it to us.

                                       Very truly yours,

                                       VARIAGENICS, INC.

                                       By:  /s/ Taylor J. Crouch
                                           -----------------------------------
                                       Name:  Taylor J. Crouch
                                       Title: President

Accepted and agreed as of this
21st day of June, 2000

WATERS INVESTMENTS LIMITED

By: /s/ Philip S. Taylor
    -------------------------------
Name:  Philip S. Taylor
Title: Chief Financial Officer


Address:

Waters Investments Limited
109 Lukens Drive
New Castle, DE 19720